UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 13, 2007

TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan
(State of Other Jurisdiction of Incorporation)

1-11530	38-2033632
(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan	48303-0200
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 258-6800

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(d)           On December 17, 2007, Taubman Centers, Inc. announced that Ronald W. Tysoe has joined the company’s Board of Directors. He will serve as an independent member of the company’s board to fill the existing vacancy in the class of directors whose term will expire in 2010. It is anticipated that Mr. Tysoe will stand for election at the 2008 annual meeting.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit	Description

99	Press Release, dated December 17, 2007, entitled “Taubman Centers Appoints Ronald W. Tysoe to Board of Directors”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2007	TAUBMAN CENTERS, INC.

By: /s/ Lisa A. Payne
Lisa A. Payne
Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99	Press Release, dated December 17, 2007, entitled “Taubman Centers Appoints Ronald W. Tysoe to Board of Directors”